UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Citrix Systems, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 3, 2020.

CITRIX SYSTEMS, INC.

CITRIX SYSTEMS, INC.
ATTN: LEGAL DEPARTMENT
15 NETWORK DRIVE
BURLINGTON, MA 01803

Meeting Information*

Meeting Type: Annual Meeting
For holders as of: April 7, 2020
Date: June 3, 2020 **Time:** 5:00 p.m. Eastern Time
Location: 851 West Cypress Creek Road
Fort Lauderdale, Florida 33309, United States

*As part of our precautions regarding the novel coronavirus, or COVID-19, we are planning for the possibility that alternate arrangements for attendance at the 2020 Annual Meeting may be required, including the possibility of holding the meeting solely by means of remote communication. If we determine that alternative 2020 Annual Meeting arrangements are advisable or required, then we will announce our decision and post additional information at https://investors.citrix.com as soon as practicable before the meeting. In that event, the 2020 Annual Meeting would be conducted solely by virtual means, on the above date and time. If we hold the 2020 Annual Meeting by means of remote communication, shareholders will be able to attend the meeting by visiting www.virtualshareholdermeeting.com/CTXS2020 by using the 16-digit control number included in your proxy materials.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D07936-P37154

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 1a. Robert M. Calderoni 1b. Nanci E. Caldwell 1c. Robert D. Daleo 1d. Murray J. Demo 1e. Ajei S. Gopal 1f. David J. Henshall 1g. Thomas E. Hogan 1h. Moira A. Kilcoyne 1i. Peter J. Sacripanti 1j. J. Donald Sherman The Board of Directors recommends you vote FOR the proposals 2, 3 and 4. 2. Approval of the Company’s Second Amended and Restated 2014 Equity Incentive Plan 3. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020 4. Advisory vote to approve the compensation of the Company’s named executive officers NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. D07937-P37154

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